UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 16, 2008

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

             Maryland              Commission File Number:         95-2635431
             --------                     1-8383                   ----------
(State or other jurisdiction of                                 (I.R.S. Employer
         incorporation)                                          Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                     - 1 -

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On April 16, 2008, the Company issued a press release announcing its earnings results for the first quarter ended March 31, 2008. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.




--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     MISSION WEST PROPERTIES, INC.

Date: April 17, 2008                 By: /s/ Wayne N. Pham
                                     ------------------------------------------
                                     Wayne N. Pham
                                     Vice President of Finance and Controller

Exhibit 99.1

                                                                   PRESS RELEASE

For Immediate News Release
April 16, 2008


     MISSION WEST PROPERTIES ANNOUNCES FIRST QUARTER 2008 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (NASDAQ: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2008 was approximately $15,223,000 or $0.14 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $23,905,000 or $0.23 per diluted common share for the same period in 2007. On a sequential quarter basis, FFO for the quarter ended December 31, 2007 was approximately $0.13 per diluted common share. Termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $1,921,000, or $0.02 per diluted common share and $10,109,000, or $0.10 per diluted common share for the quarters ended March 31, 2008 and 2007, respectively. Write-off of an above market lease intangible asset against income relating to one lease termination accounted for approximately $3,619,000, or $0.03 per diluted common share for the quarter ended March 31, 2007.

Net income per diluted share to common stockholders was $0.10 for the quarter ended March 31, 2008 compared to $0.17 for the quarter ended March 31, 2007, a per share decrease of approximately 41.1%. Termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $0.02 and $0.10 per diluted common share for the quarters ended March 31, 2008 and 2007, respectively. Write-off of in-place lease intangible assets against income relating to two lease terminations accounted for approximately $0.04 per diluted common share for the quarter ended March 31, 2007.

ACQUISITION ACTIVITY

In January 2008, the Company acquired a vacant R&D property consisting of approximately 110,500 rentable square feet located at 5981 Optical Court in San Jose, California from the Berg Group under the Berg Land Holdings Option Agreement for an acquisition cost of approximately $19,068,000. The building was leased within several days of the acquisition. The first year anticipated un-leveraged cash return for this property is approximately 11.5%.

In February 2008, the Company acquired a fully leased office/R&D property with approximately 75,300 rentable square feet located at 2904 Orchard Parkway in San Jose, California from an unrelated third party. The total acquisition price for this property was approximately $16,696,000 and was partially funded from the proceeds received from the 1170 Morse Avenue property sale in September 2007, which was classified as restricted cash as of December 31, 2007. The first year anticipated un-leveraged cash return for this property is approximately 7.3%.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 111 properties totaling approximately 8.0 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)


                                                    Three Months        Three Months
                                                       Ended               Ended
                                                    Mar 31, 2008        Mar 31, 2007
                                                  ----------------    ----------------
REVENUES:
Rental revenue from real estate                       $18,996             $21,202
Above market lease intangible asset amortization            -              (4,091) (1)
Tenant reimbursements                                   3,583               3,214
Lease termination income                                1,921              10,109
Other income, including interest                          786               3,056
                                                  ----------------    ----------------
  Total revenues                                       25,286              33,490
                                                  ----------------    ----------------
EXPENSES:
Operating expenses                                      2,477               1,959
Real estate taxes                                       2,411               2,562
Interest                                                4,927               5,069
Interest (related parties)                                436                 184
General and administrative                                673                 713
Depreciation and amortization of real estate            5,623 (2)           6,154 (2)
                                                  ----------------    ----------------
  Total expenses                                       16,547              16,641
                                                  ----------------    ----------------
Income before equity in earnings of unconsolidated
   joint venture and minority interests                 8,739              16,849
Equity in earnings of unconsolidated joint venture        382                 337
Minority interests                                     (7,239)            (13,820)
                                                  ----------------    ----------------
  Income from continuing operations                     1,882               3,366
                                                  ----------------    ----------------
Discontinued operations, net of minority interests:
Income attributable to discontinued operations              -                   9
                                                  ----------------    ----------------
   Income from discontinued operations                      -                   9
                                                  ----------------    ----------------

Net income to common stockholders                      $1,882             $ 3,375
                                                  ================    ================
Net income to minority interests                       $7,239             $13,879
                                                  ================    ================
Income per share from continuing operations:
   Basic                                                $0.10               $0.17
                                                  ================    ================
   Diluted                                              $0.10               $0.17
                                                  ================    ================
Income per share from discontinued operations:
   Basic                                                    -                   -
                                                  ================    ================
   Diluted                                                  -                   -
                                                  ================    ================
Net income per share to common stockholders:
   Basic                                                $0.10               $0.17
                                                  ================    ================
   Diluted                                              $0.10               $0.17
                                                  ================    ================
Weighted average shares of common stock (basic)    19,667,605          19,582,787
                                                  ================    ================
Weighted average shares of common stock (diluted)  19,667,605          19,889,453
                                                  ================    ================
Weighted average O.P. units outstanding            85,530,417          85,066,999
                                                  ================    ================

FUNDS FROM OPERATIONS
Funds from operations                                 $15,223             $23,905
                                                  ================    ================
Funds from operations per share (3)                     $0.14               $0.23
                                                  ================    ================
Outstanding common stock                           19,669,807          19,625,587
                                                  ================    ================
Outstanding O.P. units                             85,528,215          85,024,199
                                                  ================    ================
Weighted average O.P. units and common stock
   outstanding (diluted)                          105,198,022        104,956,452
                                                  ================    ================

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

                                                   Three Months        Three Months
                                                      Ended               Ended
FUNDS FROM OPERATIONS CALCULATION                  Mar 31, 2008        Mar 31, 2007
                                                  ----------------    ----------------
Net income                                           $  1,882            $  3,375
Add:
   Minority interests (4)                               7,128              13,755
   Depreciation and amortization of real estate from
      continuing operations                             6,024               6,530
   Depreciation and amortization of real estate from
      discontinued operations                               -                  56
   Depreciation & amortization of real estate held in
     unconsolidated joint venture                         189                 189
                                                  ----------------    ----------------
Funds from operations                                 $15,223             $23,905
                                                  ================    ================

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                    Three Months       Three Months
                                                       Ended              Ended
PROPERTY AND OTHER DATA:                            Mar 31, 2008       Mar 31, 2007
                                                  ----------------    ----------------
Total properties, end of period                           111                 107
Total square feet, end of period                    8,047,569           7,701,359
Average monthly rental revenue per square foot (5)      $1.23               $1.50
Occupancy for leased properties                         64.4%                69.4%
Straight-line rent                                       $705             ($1,595)
Leasing commissions                                      $316              $  458
Capital expenditures                                     $221              $  863


BALANCE SHEET                                   March 31, 2008       December 31, 2007
                                              --------------------  --------------------
Assets:
   Land                                          $   320,911           $   312,152
   Buildings and improvements                        790,770               764,665
   Real estate related intangible assets               3,240                 2,119
                                              --------------------  --------------------
      Total investments in properties              1,114,921             1,078,936
Less accumulated depreciation and amortization      (162,442)             (156,819)
                                              --------------------  --------------------
      Net investments in properties                  952,479               922,117
   Cash and cash equivalents                          21,611                23,691
   Restricted cash                                    48,640                65,509
   Deferred rent receivable                           15,539                14,833
   Investment in unconsolidated joint venture          2,667                 2,735
   Other assets, net                                  26,450                25,000
                                              --------------------  --------------------
      Total assets                               $ 1,067,386           $ 1,053,885
                                              ====================  ====================
Liabilities:
   Mortgage notes payable                        $   334,774           $   337,520
   Note payable - related parties                     19,316                     -
   Mortgage note payable - related parties             9,112                 9,224
   Interest payable                                    1,320                 1,331
   Security deposits                                   4,793                 4,754
   Deferred rental income                              4,775                 3,302
   Dividend/distribution payable                      21,040                16,832
   Accounts payable and accrued expenses              18,925                15,618
                                              --------------------  --------------------
      Total liabilities                              414,055               388,581
                                              --------------------  --------------------

Minority interests                                   516,504               526,626
                                              --------------------  --------------------

Stockholders' equity:
   Common stock, $.001 par value                          20                    20
   Additional paid-in capital                        153,224               153,024
   Distributions in excess of accumulated earnings   (16,417)              (14,366)
                                              --------------------  --------------------
      Total stockholders' equity                     136,827               138,678
                                              --------------------  --------------------
      Total liabilities and stockholders' equity $ 1,067,386           $ 1,053,885
                                              ====================  ====================


(1)  Amortization  of  an  above-market   lease  intangible  asset  pursuant  to
     Statement   of   Financial   Accounting   Standard   No.   141,   "Business
     Combinations."

(2) Includes approximately $122 and $1,193 in amortization expense for the three months ended March 31, 2008 and 2007, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.
